                                                                    EXHIBIT 99.2

NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP, THE
      COMPANY'S FORMER INDEPENDENT PUBLIC ACCOUNTANTS. THE ARTHUR ANDERSEN REPORT REFERS TO CERTAIN FINANCIAL INFORMATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND 1999 AND CERTAIN BALANCE SHEET INFORMATION AT DECEMBER 31, 2001 AND 2000, WHICH ARE NO LONGER INCLUDED IN THE ACCOMPANYING FINANCIAL STATEMENTS. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH THE FILING OF THIS CURRENT REPORT ON FORM 8-K DATED JUNE 2, 2004.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         ON FINANCIAL STATEMENT SCHEDULE

To AGCO Corporation:

      We have audited in accordance with auditing standards generally accepted in the United States, the financial statements of AGCO CORPORATION AND SUBSIDIARIES included in this annual report on Form 10-K and have issued our report thereon dated February 6, 2002. Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Schedule II-Valuation and Qualifying Accounts is the responsibility of the Company's management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

/s/ Arthur Andersen LLP

Atlanta, Georgia
February 6, 2002

                                                                     SCHEDULE II

                        AGCO CORPORATION AND SUBSIDIARIES
                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                                  (IN MILLIONS)

                                                                Additions
                                                         -------------------------
                                            Balance                      Charged                                      Balance
                                              at                           to                           Foreign          at
                                           Beginning      Acquired      Costs and                       Currency       End of
                                           Of Period     Businesses      Expenses      Deductions     Translation      Period
                                           ----------    -----------    ----------    ------------    -----------    ----------
Description

Year ended December 31, 2003
   Allowances for sales incentive
     discounts                             $     69.9    $        --    $    110.8    $     (104.2)   $        --    $     76.5
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2002
   Allowances for sales incentive
     discounts                             $     61.1    $       0.1    $    113.8    $     (105.1)   $        --    $     69.9
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2001
   Allowances for sales incentive
     discounts                             $     54.9    $        --    $     94.6    $      (88.4)   $        --    $     61.1
                                           ==========    ===========    ==========    ============    ===========    ==========

                                                                Additions
                                                         -------------------------
                                            Balance                      Charged                                      Balance
                                               at                          to                           Foreign          at
                                           Beginning      Acquired      Costs and                      Currency        End of
                                           Of Period     Businesses      Expenses      Deductions     Translation      Period
                                           ----------    -----------    ----------    ------------    -----------    ----------
Description

Year ended December 31, 2003
   Allowances for doubtful accounts        $     43.1    $        --    $      4.5    $       (4.4)   $       4.0    $     47.2
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2002
   Allowances for doubtful accounts        $     49.1    $       0.1    $      3.7    $       (3.9)   $      (5.9)   $     43.1
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2001
   Allowances for doubtful accounts        $     43.4    $       0.9    $      9.3    $       (4.5)   $        --    $     49.1
                                           ==========    ===========    ==========    ============    ===========    ==========


                                                                Additions
                                            Balance      -------------------------                                    Balance
                                              at          Charged to     Reversal                       Foreign          at
                                           Beginning      Costs and         of                          Currency       End of
                                           Of Period       Expenses      Accrual       Deductions     Translation      Period
                                           ----------    -----------    ----------    ------------    -----------    ----------
Description

Year ended December 31, 2003
   Accruals of severance, relocation and
    other integration costs                $     27.5    $      12.9    $       --    $      (38.8)   $       1.7    $      3.3
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2002
   Accruals of severance, relocation and
     other integration costs               $      5.8    $      29.5    $     (2.4)   $       (5.4)   $        --    $     27.5
                                           ==========    ===========    ==========    ============    ===========    ==========
Year ended December 31, 2001
   Accruals of severance, relocation and
     other integration costs               $     10.3    $       3.9    $     (0.7)   $       (7.7)   $        --    $      5.8
                                           ==========    ===========    ==========    ============    ===========    ==========

                                      II-2